Exhibit 99.22

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-L

KEY PERFORMANCE FACTORS
MARCH, 1997



        Expected B Maturity                                       12/15/99


        Blended Coupon                                          5.5777%



        Excess Protection Level
          3 Month Average  4.91%
          March, 1997  5.93%
          February, 1997  5.44%
          January, 1997  3.35%


        Cash Yield                                  17.86%


        Investor Charge Offs                        4.50%


        Base Rate                                   7.42%


        Over 35 Day Delinquency                     4.55%


        Seller's Interest                           12.97%


        Total Payment Rate                          12.55%


        Total Principal Balance                     $ 24,979,151,243.99


        Investor Participation Amount               $ 500,000,000.00


        Seller Participation Amount                 $ 3,239,523,725.50